UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2007

BIO-key International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13463	41-1741861
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3349 Highway 138, Building D, Suite B

Wall, NJ 07719

(Address of principal executive offices)

(732) 359-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On July 12, 2007, BIO-key International, Inc. (the “Company”) entered into a Compensation Agreement (the “Agreement”) with Thomas J. Colatosti (“Mr. Colatosti”), the current Chairman of the Board of Directors of the Company.

Pursuant to the Agreement, Mr. Colastosti will provide services to the Company and its subsidiaries and affiliates for the year ending December 31, 2007.

A copy of the Agreement is furnished herewith as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(d)           Exhibits:

99.1                           Compensation Agreement, dated July 12, 2007, by and between the Company and Mr. Colatosti.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.
Date: July 18, 2007
	By:	/s/ Francis J. Cusick
Francis J. Cusick
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Compensation Agreement, dated July 12, 2007, by and between the Company and Mr. Colatosti.